UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2011 (May 5, 2011)

Glimcher Realty Trust

(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders for Glimcher Realty Trust (the “Registrant”) was held on Thursday, May 5, 2011 (the “Meeting”). Proxies for the Meeting were solicited by the Registrant pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Five proposals were submitted to a vote of the holders of the Registrant’s common shares.

In connection with Proposal 1 regarding the election of four Class II Trustees, there was no solicitation in opposition to the  nominees for Class II Trustee listed in the proxy statement for the Meeting and all of the nominees listed in the proxy statement were elected.  The final voting results for Proposal 1 are as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Richard F. Celeste	68,513,888	3,170,656	15,254,980
Wayne S. Doran	69,558,325	2,126,219	15,254,980
Michael P. Glimcher	69,621,214	2,063,330	15,254,980
Alan R. Weiler	67,543,441	4,141,103	15,254,980

In connection with Proposal 2, there was no solicitation in opposition of the ratification of the appointment of BDO USA, LLP (formerly known as BDO Seidman, LLP) (“BDO”) as the Registrant's independent registered public accounting firm as set forth in the proxy statement for the Meeting and such appointment was ratified. There were no broker non-votes cast or votes withheld in connection with Proposal 2.  The final voting results for Proposal 2 are as follows:

Proposal 2	Votes For	Votes Against	Abstentions
Ratification of the appointment of BDO as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	86,530,299	307,187	102,038

In connection with Proposal 3 regarding the amendment of the Registrant’s Amended and Restated Declaration of Trust (the “Declaration”) to increase the number of authorized shares of beneficial interest from 150,000,000 to 250,000,000, there was no solicitation in opposition to Proposal 3 as listed in the proxy statement for the Meeting.  Also, there were no broker non-votes cast or votes withheld in connection with Proposal 3.  The final voting results for Proposal 3 are as follows:

Proposal 3	Votes For	Votes Against	Abstentions
To amend the Declaration to increase the number of authorized shares of beneficial interest from 150,000,000 to 250,000,000.	82,856,938	3,934,708	147,878

 In connection with Proposal 4 regarding a non-binding and advisory resolution to approve the compensation of the Registrant’s named executive officers (as such term is defined in Item 402(a)(3) of Regulation S-K) reported in the Registrant’s 2011 proxy statement (the “Say on Pay Resolution”), the final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4	44,373,336	27,079,422	231,786	15,254,980

In connection with Proposal 5 regarding a non-binding and advisory proposal on the frequency of future non-binding and advisory shareholder resolutions similar to the Say on Pay Resolution, the final voting results are as follows:

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Proposal 5	63,317,106	804,270	7,451,233	111,935	15,254,980

In light of the voting results for Proposal 5, the Registrant has decided that future non-binding and advisory shareholder votes similar to the Say on Pay Resolution shall occur every year or annually until the next shareholder vote on the frequency of such votes which is expected to be presented at the Registrant’s 2017 Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment to Glimcher Realty Trust Amended and Restated Declaration of Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust (Registrant)

Date: May 10, 2011	By:	/s/ Kim A. Rieck
Kim A. Rieck
Senior Vice President, General Counsel & Secretary

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